Exhibit 99.1

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

Unaudited Interim Condensed Financial Statements
as of and for the six months ended June 30, 2020

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

CONTENTS	PAGE(S)

Report of Independent Registered Public Accounting Firm	F-2

Unaudited Interim Condensed Balance Sheet	F-3

Unaudited Interim Condensed Statements of Income and Comprehensive Income	F-4

Unaudited Interim Condensed Statement of Equity	F-5

Unaudited Interim Condensed Statement of Cash Flows	F-6

Notes to the Unaudited Interim Condensed Financial Statements	F-7 - F-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of TD Holdings, Inc.

We have reviewed the accompanying condensed balance sheet of Shenzhen QianhaiBaiyu Supply Chain Co., Ltd. (the “Company”) as of June 30, 2020 and the related condensed statement of income and comprehensive income, condensed statement of equity and cash flows for the six-month period ended，and the related notes to the condensed financial statements. These interim financial statements are the responsibility of the company’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Audit Alliance LLP

October 15, 2020

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

CONDENSED STATEMENT OF BALANCE SHEET

(All amounts in RMB unless otherwise stated)

(UNAUDITED)

	June 30
	2020	2019
ASSETS

Current assets:
Cash and cash equivalents	6,172,399	56,984
Accounts receivable, net	-	7,729,798
Prepayment, net	197,767,143	49,699,898
Other receivables, net	282,090	820,165
Total current assets	204,221,632	58,306,845
Total assets	204,221,632	58,306,845

LIABILITIES AND EQUITY

Current liabilities:
Taxes payable	23,737,806	497,340
Accounts payable	-	2,242,548
Other payable and accrued liabilities	83,269,563	53,673,492
Total current liabilities	107,007,369	56,413,380
Total liabilities	107,007,369	56,413,380

Equity
Statutory capital	5,000,000	-
Statutory reserves	4,341,097	212,140
Retained earnings	87,873,166	1,681,325
Total equity	97,214,263	1,893,465
Total liabilities and equity	204,221,632	58,306,845

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

CONDENSED STATEMENTS OF INCOME AND

COMPREHENSIVE INCOME

(All amounts in RMB unless otherwise stated)

(UNAUDITED)

	For six months ended June 30
	2020	2019
Revenue	231,801,482	63,225,564
Cost of revenue	(173,328,376)	(63,232,489)
Gross profit (loss)	58,473,106	(6,925)

Operating expenses
General and administrative expenses	(1,109,854)	(221,430)
Total operating expenses	(1,109,854)	(221,430)

Income (loss) from operations	57,363,252	(228,355)
Interest income	117	423
Income (loss) before income tax expense	57,363,369	(227,932)
Income tax expense	(8,560,074)	-
Net income (loss)	48,803,295	(227,932)
Other comprehensive income	-	-
Comprehensive income (loss)	48,803,295	(227,932)

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

CONDENSED STATEMENT OF EQUITY

(All amounts in RMB unless otherwise stated)

(UNAUDITED)

		Retained Earnings
	Statutory capital	Statutory reserves	Unrestricted	Total
Balance at December 31, 2018	-	212,140	1,909,257	2,121,397

Net income (loss)	-	-	(227,932)	(227,932)

Balance at June 30, 2019	-	212,140	1,681,325	1,893,465

Balance at December 31, 2019	5,000,000	4,341,097	39,069,871	48,410,968

Net income	-	-	48,803,295	48,803,295

Balance at June 30, 2020	5,000,000	4,341,097	87,873,166	97,214,263

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

CONDENSED STATEMENT OF CASH FLOWS

(All amounts in RMB unless otherwise stated)

(UNAUDITED)

	Six months ended
	June 30	June 30
	2020	2019
Operating activities:
Net income (loss)	48,803,295	(227,932)

Changes in operating assets and liabilities:
Accounts receivable	-	(3,899,796)
Other receivables	102,122	(695,366)
Prepayments	(113,609,074)	(40,108,736)
Other payables and accrued liabilities	52,392,327	44,895,136
Taxes payable	12,483,793	48,812
Net cash generated from operating activities	172,463	12,118

Net increase in cash and cash equivalents	172,463	12,118
Cash and cash equivalents at the beginning of the period	5,999,936	44,866

Cash and cash equivalents at the end of the period	6,172,399	56,984
Supplemental disclosure of cash flow information:
Cash paid for income tax	35,519	23,489

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

1.	organization and principal activities

Shenzhen Qianhai Baiyu Supply Chain Co., Ltd. (the “Company”) was established in Shenzhen, Guangdong Province, the People’s Republic of China (the “PRC”) on August 17, 2016. The Company principally engages in aluminum ingots trading, supply chain management and related support services, wholesaling and supply financing.

2.	Summary of Significant Accounting Policies and Practices

(a)	Basis of presentation

The condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and applicable rules and regulations of the Securities and Exchange Commission regarding financial reporting that are consistent with those used in the preparation of the Company’s audited financial statements for the years ended December 31, 2018 and 2019. These condensed financial statements do not include all of the information and footnotes required by US GAAP for annual financial statements.

In the opinion of the Company’s management, the accompanying condensed financial statements contain all normal recurring adjustments necessary to present fairly the financial position, operating results and cash flows of the Company for the period presented.

(b)	Revenue recognition

The Company adopted Accounting Standards Update (“ASU”) 2014-09 Revenue from Contracts with Customers (ASC 606). The ASU requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation.

Sale of aluminum ingots

The company recognize revenue when the receipt of merchandise is confirmed by the customers, which is the point that the title of the goods is transferred to the customer.

Sale of supply chain services

The company recognition of service revenue when a service is completed, the Company issues billing to its customers and recognizes revenue according to the billing.

SHENZHEN QIANHAI BAIYU SUPPLY CHAIN CO., LTD.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

3.	PREPAYMENT

The following table summarizes the components of prepayment.

	As of June 30
	2020	2019
	RMB	RMB
Advance to supplier	197,767,143	49,699,898
Total	197,767,143	49,699,898

As of June 30, 2020 and 2019, the company has prepaid for aluminum ingots.

4.	OTHER PAYABLE AND ACCRUED LIABILITIES

Other payables and accrued liabilities consist of the following:

	As of June 30
	2020	2019
	RMB	RMB
Other payable	18,162,199	37,445,468
Advance from customers	65,094,299	16,224,932
Other miscellaneous payables	13,065	3,092
Total	83,269,563	53,673,492

5.	TAXES PAYABLE

Taxes payable consisted of the following:

	As of June 30
	2020	2019
	RMB	RMB
VAT taxes payable	6,547,160	206,968
Income taxes payable	16,105,674	259,205
Other taxes payable	1,084,972	31,167
Total	23,737,806	497,340

*    *    *    *    *